HSBC Funds
HSBC Advisor Funds Trust
(Collectively the “Funds”)

Supplement Dated April 24, 2015
to the Statements of Additional Information (“SAIs”) Dated February 27, 2015

Effective March 3, 2015, the Contracts and Expense Committee of the Board of Trustees of the Funds has been dissolved. As a result, all references to the Contracts and Expense Committee are hereby deleted. More specifically, the following changes are being made to the Funds’ SAIs:

The first paragraph under the “BOARD COMPOSITION AND LEADERSHIP STRUCTURE” section of the SAIs is replaced with the following:

The Board is currently composed of six Trustees, one of whom is an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Interested Trustee”) by virtue of her employment with the Adviser and five of whom are not an “interested person” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trusts (“Independent Trustees”). The Chairman of the Board is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trusts’ management and service providers. The Board also has established an Audit Committee, a Valuation and Investment Oversight Committee and a Nominating and Corporate Governance Committee (the “Committees”) to facilitate the Trustees’ oversight of the management of those aspects of the Trusts’ operations. Each Committee has a Chair and certain Committees also have a Vice Chair. Each Committee’s responsibilities are discussed in greater detail below.

The “Contracts and Expense Committee” subsection is hereby deleted in its entirety from the “COMMITTEES” section of the SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE